UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 11, 2017

ENLINK MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

DELAWARE	001-36340	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

Issuance of 5.450% Senior Notes due 2047

On May 11, 2017, EnLink Midstream Partners, LP (the “Partnership”) completed its previously announced issuance and sale in an underwritten public offering (the “Offering”) by the Partnership of $500.0 million aggregate principal amount of its 5.450% senior notes due 2047 (the “Notes”) under an Indenture, dated as of March 19, 2014 (the “Base Indenture”), between the Partnership and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended and supplemented by the Fifth Supplemental Indenture thereto, dated as of May 11, 2017 (the “Fifth Supplemental Indenture”), between the Partnership and the Trustee.  Interest on the Notes is payable on June 1 and December 1 of each year, beginning December 1, 2017.

The terms of the Notes, the Base Indenture and the Fifth Supplemental Indenture are further described in the Prospectus Supplement dated May 4, 2017 relating to the Notes, filed with the Securities and Exchange Commission (the “Commission”) on May 5, 2017, and the accompanying Prospectus dated March 9, 2017, under the captions “Description of Notes” and “Description of the Debt Securities,” respectively. The foregoing descriptions do not purport to be complete and are qualified by reference to the Base Indenture and the Fifth Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference.

Item 8.01.                                        Other Events.

In connection with the Offering, the Partnership is filing the opinion of Baker Botts L.L.P. as part of this Current Report that is to be incorporated by reference into the Partnership’s shelf registration statement on Form S-3 (File No. 333- 216570), which became effective automatically upon filing with the Commission on March 9, 2017.  The opinion of Baker Botts L.L.P. is filed herewith as Exhibit 5.1 and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER		DESCRIPTION

4.1	—

Indenture, dated as of March 19, 2014, by and between EnLink Midstream Partners, LP and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K dated March 19, 2014, filed with the Commission on March 21, 2014).

4.2	—	Fifth Supplemental Indenture, dated as of May 11, 2017, by and between EnLink Midstream Partners, LP and Wells Fargo Bank, National Association, as trustee.
5.1	—	Opinion of Baker Botts L.L.P.
23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM PARTNERS, LP

	By:	EnLink Midstream GP, LLC,
its General Partner

Date: May 11, 2017	By:	/s/ Michael J. Garberding
Michael J. Garberding
President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

4.1	—

Indenture, dated as of March 19, 2014, by and between EnLink Midstream Partners, LP and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K dated March 19, 2014, filed with the Commission on March 21, 2014).

4.2	—	Fifth Supplemental Indenture, dated as of May 11, 2017, by and between EnLink Midstream Partners, LP and Wells Fargo Bank, National Association, as trustee.
5.1	—	Opinion of Baker Botts L.L.P.
23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).